UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2005, JupiterImages Corporation (“JupiterImages”), an Arizona Corporation and a wholly-owned subsidiary of Jupitermedia Corporation, a Delaware corporation (the “Registrant”), acquired substantially all of the assets, properties and rights, and assumed certain liabilities, of the business of Animation Factory, Inc., a Delaware corporation (“Animation Factory”), pursuant to an Asset Purchase Agreement, dated December 23, 2005, by and among JupiterImages, VA Software Corporation, a Delaware corporation (“VA Software”) and Animation Factory (the “Purchase Agreement”). Animation Factory provides royalty-free, three-dimensional clipart, animated graphics, video backgrounds, Microsoft PowerPoint templates, and e-mail and Web page backgrounds for business and personal use directly and through affiliates on Animation Factory’s website located at animationfactory.com and its affiliated Media Builder Network website, which provides free on-line graphics tools and is located at mediabuilder.com.

The consideration paid pursuant to the Purchase Agreement (which was determined as a result of arms’ length negotiations) consisted of cash in the amount of $9,350,000 and the assumption of certain liabilities. The Registrant funded the transaction with cash on hand and borrowings under its senior credit facility with JPMorgan Securities, Inc.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 23, 2005, the Registrant consummated the transactions contemplated by the Purchase Agreement. The transactions are more fully described in Item 1.01 of this Current Report. The Purchase Agreement (as defined in Item 1.01 of this Current Report) is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On December 27, 2005, the Registrant issued a press release announcing the closing of transactions contemplated by the Purchase Agreement. The transactions are more fully described in Items 1.01 and 2.01 of this Current Report. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibits:

10.1 Asset Purchase Agreement, dated as of December 23, 2005, by and among JupiterImages Corporation, an Arizona corporation, VA Software Corporation, a Delaware corporation, and Animation Factory, Inc., a Delaware corporation and wholly-owned subsidiary of VA Software Corporation.

99.1 Press Release, dated December 27, 2005, of Jupitermedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

Date: December 28, 2005

EXHIBIT INDEX

Exhibit:
10.1	Asset Purchase Agreement, dated as of December 23, 2005, by and among JupiterImages Corporation, an Arizona corporation, VA Software Corporation, a Delaware corporation, and Animation Factory, Inc., a Delaware corporation and wholly-owned subsidiary of VA Software Corporation.

99.1	Press Release, dated December 27, 2005, of Jupitermedia Corporation.